UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2002

Goody’s Family Clothing, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	0-19526	62-0793974

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 Goody's Lane, Knoxville, Tennessee	37922

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (865) 966-2000

(Former name or former address, if changed since last report.)

SIGNATURES
INDEX TO EXHIBITS
Press release issued on September 30, 2002

Item 5. Other Events.

     On September 30, 2002, Goody’s Family Clothing, Inc. (the “Company”) issued a press release, attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7. Financial Information and Exhibits.

(c)	Exhibits

99.1	Press release issued by the Company on September 30, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODY’S FAMILY CLOTHING, INC. (Registrant)

Date: September 30, 2002	By: Name: Title:	s/ Robert M. Goodfriend Robert M. Goodfriend Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.

99.1    Press release issued by the Company on September 30, 2002.